UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 24, 2021

SmartRent, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-39991	85-4218526
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

18835 N Thompson Peak Parkway Suite 300 Scottsdale, AZ	85255
(Address of principal executive offices)	(Zip Code)

(844) 479-1555

Registrant’s telephone number, including area code

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.0001 per share	SMRT	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Unless the context otherwise requires, “we,” “us,” “our,” “SmartRent” and the “Company” refer to SmartRent, Inc., a Delaware corporation (f/k/a Fifth Wall Acquisition Corp. I, a Delaware corporation), and its consolidated subsidiaries following the Closing (as defined below). Unless the context otherwise requires, references to “FWAA” refer to Fifth Wall Acquisition Corp. I, a Delaware corporation, prior to the Closing. All references herein to the “Board” refer to the board of directors of the Company.

Terms used in this Current Report on Form 8-K (this “Report”) but not defined herein, or for which definitions are not otherwise incorporated by reference herein, shall have the meaning given to such terms in the Proxy Statement/Prospectus (as defined below) in the section entitled “Basis of Presentation and Glossary” beginning on page i thereof, and such definitions are incorporated herein by reference.

Item 1.01	Entry into a Material Definitive Agreement.

Business Combination

As disclosed under the sections entitled “Proposal No. 1—The Business Combination Proposal,” “The Business Combination” and “The Merger Agreement” beginning on pages 85, 187 and 215, respectively, of the definitive proxy statement/prospectus (the “Proxy Statement/Prospectus”) filed with the Securities and Exchange Commission (the “SEC”) by FWAA on August 6, 2021, FWAA entered into a Merger Agreement dated April 21, 2021 (as amended by Amendment No. 1 to Merger Agreement, dated July 23, 2021, the “Merger Agreement”), with Einstein Merger Corp. I., a wholly-owned subsidiary of FWAA (“Merger Sub”), and SmartRent.com, Inc., now known as SmartRent Technologies, Inc. (“Legacy SmartRent”). Pursuant to the Merger Agreement, Merger Sub was merged with and into Legacy SmartRent, with Legacy SmartRent surviving the merger as a wholly owned subsidiary of the Company (the “Business Combination” and, together with the other transactions contemplated by the Merger Agreement, the “Transactions”).

On August 23, 2021, FWAA held a special meeting of stockholders (the “Special Meeting”), at which the FWAA stockholders considered and adopted, among other matters, a proposal to approve the Business Combination, including (a) adopting the Merger Agreement and (b) approving the other transactions contemplated by the Merger Agreement and related agreements described in the Proxy Statement/Prospectus.

Pursuant to the terms and subject to the conditions set forth in the Merger Agreement, following the Special Meeting, on August 24, 2021 (the “Closing Date”), the Transactions were consummated (the “Closing”).

Item 2.01 of this Report discusses the consummation of the Transactions and the entry into agreements relating thereto and is incorporated herein by reference.

Registration Rights Agreement

On August 24, 2021, in connection with the consummation of the Business Combination and as contemplated by the Merger Agreement, SmartRent, Fifth Wall Acquisition Sponsor, LLC (“Sponsor”) and certain stockholders of Legacy SmartRent entered into that certain Amended and Restated Registration Rights Agreement (the “Registration Rights Agreement”). The material terms of the Registration Rights Agreement are described in the section of the Proxy Statement/Prospectus beginning on page 233 entitled “Other Agreements—Registration Rights Agreement.” Such description is qualified in its entirety by the text of the Registration Rights Agreement, which is included as Exhibit 10.1 to this Report and is incorporated herein by reference.

Item 2.01.	Completion of Acquisition or Disposition of Assets.

As described above, on August 23, 2021, FWAA held the Special Meeting, at which the FWAA stockholders considered and adopted, among other matters, a proposal to approve the Merger Agreement and the Transactions. On August 24, 2021, the parties consummated the Business Combination. In connection with the Closing, the Company changed its name from Fifth Wall Acquisition Corp. I to SmartRent, Inc.

Holders of 246 shares of FWAA’s Class A common stock sold in its initial public offering (the “Initial Shares”) properly exercised their right to have such shares redeemed for a full pro rata portion of the trust account holding the proceeds from FWAA’s initial public offering, calculated as of two business days prior to the consummation of the Business Combination. Each such share was redeemed for approximately $10.00 per share, or $2,460 in the aggregate.

As a result of the Business Combination, each share of Legacy SmartRent common stock was converted into the right to receive approximately 4.8846 shares of the Company’s Class A common stock, par value $0.0001 per share (“Common Stock”).

Additionally, the shares of FWAA Class B common stock held by Sponsor and FWAA’s independent directors automatically converted to 8,625,000 shares of Common Stock.

Pursuant to subscription agreements entered into in connection with the Merger Agreement (collectively, the “Subscription Agreements”), certain investors agreed to subscribe for an aggregate of 15,500,000 newly-issued shares of Common Stock at a purchase price of $10.00 per share for an aggregate purchase price of $155,000,000 (the “PIPE Investment”). At the Closing, the Company consummated the PIPE Investment.

After giving effect to the Transactions, the redemption of Initial Shares as described above, and the consummation of the PIPE Investment there are currently 193,716,196 shares of Common Stock issued and outstanding.

The Common Stock commenced trading on the New York Stock Exchange (the “NYSE”) under the symbol “SMRT” on August 25, 2021.

As noted above, an aggregate of $2,460 was paid from the Company’s trust account to holders that properly exercised their right to have Initial Shares redeemed, and the remaining balance immediately prior to the Closing of approximately $345.0 million remained in the trust account. The remaining amount in the trust account was used to fund the Business Combination.

FORM 10 INFORMATION

Item 2.01(f) of Form 8-K states that if the registrant was a shell company, as the Company was immediately before the Business Combination, then the registrant must disclose the information that would be required if the registrant were filing a general form for registration of securities on Form 10. As a result of the consummation of the Business Combination, and as discussed below in Item 5.06 of this Report, the Company has ceased to be a shell company. Accordingly, the Company is providing below the information that would be included in a Form 10 if it were to file a Form 10. Please note that the information provided below relates to the combined company after the consummation of the Business Combination, unless otherwise specifically indicated or the context otherwise requires.

Cautionary Note Regarding Forward-Looking Statements

This Report includes statements that express the Company’s opinions, expectations, beliefs, plans, objectives, assumptions or projections regarding future events or future results and therefore are, or may be deemed to be, “forward-looking statements.” These forward-looking statements can generally be identified by the use of forward-looking terminology, including the terms “believes,” “estimates,” “anticipates,” “expects,” “seeks,” “projects,” “intends,” “plans,” “may” or “should” or, in each case, their negative or other variations or comparable terminology. These forward-looking statements include all matters that are not historical facts. They appear in a number of places throughout this Report (including in information that is incorporated by reference into this Report) and include statements regarding our intentions, beliefs or current expectations concerning, among other things, the Transactions and the benefits of the Transactions, including results of operations, financial condition, liquidity, prospects, growth, strategies and the markets in which the Company operates. Such forward-looking statements are based on available current market material and management’s expectations, beliefs and forecasts concerning future events impacting the Company. Factors that may impact such forward-looking statements include:

•	the ability to maintain the listing of the shares of Common Stock on the NYSE;

•	risks related to disruption of management’s time from ongoing business operations due to the Transactions;

•	litigation, complaints, product liability claims and/or adverse publicity;

•	privacy and data protection laws, privacy or data breaches, or the loss of data;

•	the impact of changes in customer spending patterns, customer preferences, local, regional and national economic conditions, crime, weather, demographic trends and employee availability;

•	the impact of the COVID-19 pandemic on the financial condition and results of operations of the Company;

•	any defects in new products or enhancements to existing products; and

•	other risks and uncertainties described in the Proxy Statement/Prospectus, including those under the section entitled “Risk Factors.”

The forward-looking statements contained in this Report are based on the Company’s current expectations and beliefs concerning future developments and their potential effects on the Company. There can be no assurance that future developments affecting the Company will be those that the Company has anticipated. These forward-looking statements involve a number of risks, uncertainties (some of which are beyond the Company’s control) or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements. These risks and uncertainties include, but are not limited to, those factors described or incorporated by reference under the heading “Risk Factors” below. Should one or more of these risks or uncertainties materialize, or should any of the assumptions prove incorrect, actual results may vary in material respects from those projected in these forward-looking statements. The Company will not and does not undertake any obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws.

Business

The business of the Company is described in the Proxy Statement/Prospectus in the section entitled “Information About SmartRent” beginning on page 135 thereof and that information is incorporated herein by reference.

Risk Factors

The risks associated with the Company’s business are described in the Proxy Statement/Prospectus in the section entitled “Risk Factors” beginning on page 28 thereof and are incorporated herein by reference. A summary of the risks associated with the Company’s business are also described on pages 14-16 of the Proxy Statement/Prospectus under the heading “Summary Risk Factors” and are incorporated herein by reference.

Unaudited Condensed Consolidated Financial Statements

The unaudited condensed consolidated financial statements as of and for the three and six months ended June 30, 2021 of Legacy SmartRent set forth in Exhibit 99.1 hereto have been prepared in accordance with U.S. generally accepted accounting principles and pursuant to the regulations of the SEC. The unaudited financial information reflects, in the opinion of management, all adjustments, consisting of normal recurring adjustments, considered necessary for a fair statement of Legacy SmartRent’s financial position, results of operations and cash flows for the period indicated. The results reported for the interim period presented are not necessarily indicative of results that may be expected for the full year.

These unaudited condensed consolidated financial statements should be read in conjunction with the historical unaudited consolidated financial statements of Legacy SmartRent as of and for the three months ended March 31, 2021 and the historical audited consolidated financial statements of Legacy SmartRent for the years ended December 31, 2020 and 2019 and the related notes included in the Proxy Statement/Prospectus, the section entitled “SmartRent’s Management’s Discussion and Analysis of Financial Condition and Results of Operations” beginning on page 146 of the Proxy Statement/Prospectus and the section entitled “Management’s Discussion and Analysis of Financial Condition and Results of Operations” included herein.

Unaudited Pro Forma Condensed Combined Financial Information

The unaudited pro forma condensed combined financial information of the Company as of and for the three-month period ended March 31, 2021 and the audited pro forma condensed combined financial information of the Company as of and for the year ended December 31, 2020 is included in the Proxy Statement/Prospectus in the section entitled “Unaudited Pro Forma Condensed Combined Financial Information” beginning on page 65 of the Proxy Statement/Prospectus and is incorporated herein by reference.

The unaudited pro forma condensed combined financial information of the Company as of and for the six months ended June 30, 2021 is set forth in Exhibit 99.2 hereto and is incorporated herein by reference.

Management’s Discussion and Analysis of Financial Condition and Results of Operations

Management’s discussion and analysis of the financial condition and results of operation of Legacy SmartRent as of and for the three-month period ended March 31, 2021 is included in the Proxy Statement/Prospectus in the section titled “SmartRent’s Management’s Discussion and Analysis of

Financial Condition and Results of Operations” beginning on page 146 of the Proxy Statement/Prospectus and the Management’s discussion and analysis of the financial condition and results of operations of Legacy SmartRent as of and for the three and six months ended June 30, 2021 contained in Exhibit 99.3 hereto, both of which are incorporated herein by reference.

The discussion and analysis of our financial condition and results of operations should be read in conjunction with the sections entitled “Financial Information” and the financial statements and related notes included as Exhibit 99.1 to this Report. This discussion contains forward-looking statements that involve risks and uncertainties. Our actual results could differ materially from such forward-looking statements. Factors that could cause or contribute to those differences include, but are not limited to, those identified below and those discussed in the sections entitled “Risk Factors” and “Forward-Looking Statements” included elsewhere in this Report. Additionally, Legacy SmartRent’s historical results are not necessarily indicative of the results that may be expected for the Company for any period in the future.

Properties

The properties of the Company are described in the Proxy Statement/Prospectus in the section entitled “Information About SmartRent” beginning on page 135 thereof and that information is incorporated herein by reference. Effective as of October 1, 2021, the Company is expected to move its corporate headquarters to 8665 E. Hartford Drive, Suite 120, Scottsdale, AZ 85255 where it has leased approximately 40,893 square feet of office space.

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth information known to us regarding the beneficial ownership of our Common Stock immediately following consummation of the Transactions by:

•	each person who is the beneficial owner of more than 5% of the outstanding shares of our Common Stock;

•	each of our named executive officers and directors; and

•	all of our executive officers and directors as a group.

Beneficial ownership is determined according to the rules of the SEC, which generally provide that a person has beneficial ownership of a security if he, she or it possesses sole or shared voting or investment power over that security, including options and warrants that are currently exercisable or exercisable within 60 days. Except as described in the footnotes below and subject to applicable community property laws and similar laws, we believe that each person listed below has sole voting and investment power with respect to such shares. Unless otherwise noted, the address of each beneficial owner is c/o SmartRent, Inc., 18835 N Thompson Peak Parkway, Suite 300, Scottsdale, AZ 85255.

The beneficial ownership of our Common Stock is based on 193,716,196 shares of Common Stock issued and outstanding immediately following consummation of the Transactions, after giving effect to the redemption of Initial Shares as described above and the consummation of the PIPE Investment.

Beneficial Ownership Table

Name of Beneficial Owner	Number of Shares	Percent Owned

5% Holders

Entities Affiliated with RET Ventures(1)	43,673,430	22.5%

Entities affiliated with Bain Capital Venture Investors, LLC(2)	21,972,649	11.3%

Lucas Haldeman(3)	13,091,820	6.7%

Entities affiliated with Spark Capital Partners, LLC(4)	11,715,137	6.0%

Fifth Wall Acquisition Sponsor, LLC(5)	9,528,500	4.92%

Fifth Wall Ventures II, L.P.(5)	4,686,054	2.42%

Directors and Named Executive Officers

Lucas Haldeman(3)	13,091,820	6.7%

Robert Best(6)	4,596,222	2.4%

Frederick Tuomi(7)	543,276	*

Alana Beard	36,000	*

John Dorman	—	—

Bruce Strohm	—	—

Ann Sperling	—	—

Demetrios Barnes(8)	1,421,613	*

Isaiah DeRose-Wilson(9)	1,421,613	*

All directors and executive officers as a group (12 individuals)(10)	22,711,023	11.3%

*	Less than one percent.
(1)

Entities affiliated with RET Ventures (“RET”) beneficially own 43,673,430 shares of the Company’s Class A common stock which includes: (i) 526,135 shares owned by Real Estate Technology Ventures Associates, L.P. (“RET Associates”); (ii) 30,129,921 shares owned by Real Estate Technology Ventures, L.P. (“RET Fund I”); (iii) 468,604 shares owned by Real Estate Technology Ventures II, L.P. (“RET Fund II”); (iv) 6,925,506 shares owned by Real Estate Technology Ventures-A, L.P. (“RET Fund I-A”); and (v) 5,623,264 shares owned by RET Ventures SPV I, L.P. (“RET SPV I”). RETV GP, LLC (“RET GP I”) is the general partner of each of RET Associates, RET Fund I, RET Fund I-A (collectively, “RETV I”) and RET SPV I and may be deemed to have sole investment and voting power over the shares held by each of RETV I and RET SPV I. John Helm is the sole Managing Director of RET GP I and may be deemed to have voting and dispositive power over the shares held by each of RETV I and RET SPV I. RETV GP II, LLC (“RET GP II”) is the general partner of RET Fund II and may be deemed to have sole investment and voting power over the shares held by RET Fund II. John Helm and Christopher Yip are the Managing Directors of RET GP II and may be deemed to have shared voting and dispositive power over the shares held by RET Fund II. The address for these entities is c/o RET Ventures, 136 Heber Ave, Suite 304, Park City, UT 84060.

(2)

Entities affiliated with Bain Capital Venture Investors, LLC (“BCVI”) beneficially own 21,972,649 shares of the Company’s Class A common stock, which includes: (i) 19,132,251 shares owned by Bain Capital Venture Fund 2019, L.P. (“BCV Fund 2019” ); (ii) 1,946,413 shares owned by BCIP Venture Associates II, L.P.(“BCIP Venture II”); (iii) 158,127 shares owned by BCIP Venture Associates II-B, L.P. (“BCIP Venture

II-B”); and (iv) 735,858 shares owned by BCV 2019-MD Primary, L.P. (“BCV MD Primary,” and together with BCV Fund 2019, BCIP Venture II, and BCIP Venture II-B, the “Bain Capital Venture Entities”). BCVI, the Executive Committee of which consists of Enrique Salem and Ajay Agarwal, is the ultimate general partner of each of BCV Fund 2019 and BCV MD Primary and governs the investment strategy and decision-making process with respect to investments held by BCIP Venture II and BCIP Venture II-B. As a result, each of BCVI and Messrs. Salem and Agarwal may be deemed to share voting and dispositive power with respect to the securities held by the Bain Capital Venture Entities. The address for the Bain Capital Venture Entities is c/o Bain Capital Venture Investors, LLC, 200 Clarendon Street, Boston, MA 02116.
(3)

Lucas Haldeman, the Chief Executive Officer of the Company and director beneficially owns 10,854,029 shares of the Company’s Class A common stock and 2,237,791 shares of the Company’s Class A common stock subject to stock options with an exercise price of $0.47 per share that he has the right to acquire within 60 days of August 24, 2021.

(4)

Entities affiliated with Spark Capital Partners, LLC beneficially own 11,715,137 shares of the Company’s Class A common stock, which includes: (i) 130,036 shares owned by Spark Capital Growth Founders’ Fund II, L.P. (“SCGFF II”); and (ii) 11,585,101 shares owned by Spark Capital Growth Fund II, L.P. (“SCGF II” and together with SCGFF II, the “Spark Growth II Funds”). Spark Growth Management Partners II, LLC (“Spark Growth II GP”) is the sole general partner of each of the Spark Growth II Funds and may be deemed to have sole voting and dispositive power over the shares held by each of the Spark Growth II Funds. Any action by the Spark Growth II Funds with respect to shares of the Company’s Class A common stock, including voting and dispositive decisions, requires at least a majority vote of the managing members of Spark Growth II GP, who are Jeremy Philips, Santo Politi, Bijan Sabet and Paul Conway. Under the so-called “rule of three,” because voting and dispositive decisions are made by a majority of the managing members, no individual managing member of Spark Growth II GP has voting or dispositive power over such shares and no individual managing member is deemed to be a beneficial owner of the Spark Growth II Funds’ shares of the Company’s Class A common stock. The address for each of the Spark Growth II Funds and Spark Growth II GP is c/o Spark Capital Partners, LLC, 137 Newbury Street, 8th Floor, Boston, MA 02116.

(5)

Fifth Wall Acquisition Sponsor, LLC, which we refer to as the Sponsor, holds 9,528,500 shares of the Company’s Class A common stock (the “Sponsor Shares”). The managers of the Sponsor are Brendan Wallace and Andriy Mykhaylovskyy. Fifth Wall Fund II, L.P. (“Fifth Wall Fund II”) holds 4,686,054 shares of the Company’s Class A common stock (the “Fifth Wall Fund II Shares”). The general partner of Fifth Wall Fund II is Fifth Wall Ventures GP II, L.P. (“Fifth Wall Fund II GP”). The general partner of Fifth Wall Fund II GP is Fifth Wall Ventures UGP II, LLC (“Fifth Wall Fund II UGP”). The sole manager of Fifth Wall Fund II UGP is Fifth Wall Ventures Management, L.P. (“Fifth Wall Management”). The general partner of Fifth Wall Management is Fifth Wall Ventures Management GP, LLC. (“Fifth Wall Management GP” and, together with Fifth Wall Fund II, Fifth Wall Fund II GP, Fifth Wall Fund II UGP and Fifth Wall Management, the “Fifth Wall Fund II Entities”). Investment and voting decisions with respect to interests held by Fifth Wall Management GP are made by its members, Brendan Wallace, Andriy Mykhaylovskyy and Brad Greiwe (the “Fifth Wall Members”). Accordingly, (i) each of the Fifth Wall Fund II Entities may be deemed to share beneficial ownership of the Fifth Wall Fund II Shares held directly by Fifth Wall Fund II and (ii) the Sponsor, Mr. Wallace and Mr. Mykhaylovskyy may be deemed to share beneficial ownership of the Sponsor Shares held directly by the Sponsor. Each of the Fund II Entities, the Sponsor and the Fifth Wall Members expressly disclaims beneficial ownership of any such securities except to the extent of their pecuniary interest therein. Without limiting the foregoing, (i) Fifth Wall Fund II expressly disclaims beneficial ownership of any Sponsor Shares held by the Sponsor, (ii) the Sponsor expressly disclaims beneficial ownership of any Fifth Wall Fund II Shares held by Fifth Wall Fund II and (iii) each of the Fifth Wall Members expressly disclaims beneficial ownership of the Fifth Wall Fund II Shares held by the Fifth Wall Fund II. Sponsor, Mr. Wallace, Mr. Mykhaylovskyy and the Fifth Wall Fund II Entities may be deemed to constitute a group within the meaning of Section 13(d)(3) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), provided that each of them expressly disclaims membership in a group. The address of Sponsor, Mr. Wallace, Mr. Mykhaylovskyy and the Fifth Wall Fund II Entities is 6060 Center Drive, 10th Floor, Los Angeles, California 90045.

(6)

Beneficial ownership consists of 4,596,222 shares of the Company’s Class A common stock to be held by the Best Family Trust, established October 2, 2001 for the benefit of Robert Best and of which Robert Best is a trustee.

(7)

Beneficial ownership consists of (i) 150,685 shares of the Company’s Class A common stock subject to stock options with an exercise price of $0.47 that Frederick Tuomi has the right to acquire within 60 days of August 24, 2021 and (ii) 392,591 shares of the Company’s Class A common stock to be owned by Mr. Tuomi through FCT Fund, LTD.

(8)

Beneficial ownership consists of 1,421,613 shares the Company’s Class A common stock subject to stock options with an exercise price of $0.47 per share that Demetrios Barnes has the right to acquire within 60 days of August 24, 2021.

(9)

Beneficial ownership consists of 1,421,613 shares of the Company’s Class A common stock subject to stock options with an exercise price of $0.47 per share that Isaiah DeRose-Wilson has the right to acquire within 60 days of August 24, 2021.

(10)

Beneficial ownership consists of 6,832,181 shares of the Company’s Class A common stock subject to stock options that the directors and executive officers have the right to acquire in the aggregate within 60 days of August 24, 2021.

Directors and Executive Officers

The Company’s directors and executive officers as of the Closing are described in the Proxy Statement/Prospectus in the section entitled “Management of the Post-Combination Company Following the Business Combination” beginning on page 173 thereof and that information is incorporated herein by reference.

Directors

Pursuant to the approval of FWAA stockholders at the Special Meeting, the following persons constituted the Company’s Board effective upon the Closing: Lucas Haldeman, Alana Beard, Robert Best, John Dorman, Bruce Strohm and Frederick Tuomi. Brendan Wallace, Andriy Mykhaylovskyy, Victor Coleman, Angela Huang and Wisdom Lu resigned as directors of the Company effective as of the Closing. In connection with and immediately after the Closing, the size of the Board was increased to seven directors and the Board appointed Ann Sperling to fill the vacancy and to serve as a director until the next annual meeting following the expiration of her initial term (as set forth below) or until her successors have been duly elected and qualified, or until her earlier death, resignation, retirement or removal.

Additionally, Mr. Tuomi and Ms. Sperling were appointed to serve as Class I directors, with terms expiring at the Company’s first annual meeting of stockholders following the Closing; Messrs. Best and Strohm were appointed to serve as Class II directors, with terms expiring at the Company’s second annual meeting of stockholders following the Closing; and Messrs. Haldeman and Dorman and Ms. Beard were appointed to serve as Class III directors, with terms expiring at the Company’s third annual meeting of stockholders following the Closing.

Biographical information for each of Messrs. Best, Dorman, Haldeman, Strohm and Tuomi and Ms. Beard is set forth in the Proxy Statement/Prospectus in the section entitled “Management of the Post-Combination Company Following the Business Combination” beginning on page 173, which is incorporated herein by reference. Biographical information for Ms. Sperling is set forth below:

Ann Sperling. Ann Sperling has over 39 years of real estate and management experience, including roles in commercial real estate investment and development and leadership roles in public real estate companies. From May 2018 until its spinout of Apartment Income REIT (NYSE: AIRC), she served as a director of Apartment Investment and Management Company (NYSE: AIV). She is now a Director of AIRC, and currently serves as the

Chairman of AIRC’s Compensation and Human Resources Committee and as a member of AIRC’s Audit and Nominating and Corporate Governance Committees. Ms. Sperling has also served as Senior Director of Trammell Crow Company, the development subsidiary of the public company, CBRE, since October 2013, focusing on the capitalization and execution of new commercial developments. From October 2009 through May 2013, she served in two roles at Jones Lang LaSalle, the public real estate investment and services firm, first as Chief Operating Officer, Americas, and then as President, Markets West. As COO, she oversaw operations, finance, marketing, research, legal and engineering and served on the governance focused Global Operating Committee. From October 2007 through June 2009, Ms. Sperling was Managing Director of Catellus, then a mixed-use development and investment subsidiary of the public REIT, ProLogis, where she was responsible for operations, finance and marketing, prior to this subsidiary’s preparation for sale. Previously, between 1982 and 2006, Ms. Sperling held a variety of roles at the public development and services firm, Trammell Crow Company, the last of which was as Senior Managing Director and Area Director, responsible for all facets of operations, finance, transactions and marketing for the Rocky Mountain Region, prior to the firm’s merger with CBRE in 2006. Ms. Sperling serves on the Advisory Board of Cadence Capital and the Gates Center for Regenerative Medicine. Ms. Sperling holds a Bachelors of Science in Biology and Psychology from Tufts University, and a Master of Business Administration from the Harvard School of Business. We believe that Ms. Sperling’s extensive real estate investment and development, operations, marketing, and finance experience make her well qualified to serve as director of the Company.

Ms. Sperling will receive the standard non-employee director compensation for serving on the Board and committees of the Board as described under “Director Compensation” below. The Company intends to enter into an indemnification agreement with Ms. Sperling in connection with her appointment to the Board, which is in substantially the same form as that entered into with the other directors of the Company and is further described under “Indemnification of Directors and Officers.” There are no arrangements or understandings between Ms. Sperling and any other persons pursuant to which Ms. Sperling was appointed a director of the Company. There are no transactions in which Ms. Sperling has an interest requiring disclosure under Item 404(a) of Regulation S-K.

Independence of Directors

NYSE listing standards require that a majority of our board of directors be independent. Our Board has determined that Ms. Beard and Ms. Sperling, as well as Messrs. Best, Dorman, Strohm and Tuomi, are “independent directors” as defined in the NYSE listing standards and applicable SEC rules. Our independent directors will have regularly scheduled meetings at which only independent directors are present. Our independent directors have selected Mr. Tuomi to serve as the lead independent director.

Committees of the Board of Directors

Effective as of the Closing, the standing committees of the Company’s Board consist of an audit committee (the “Audit Committee”), a compensation committee (the “Compensation Committee”) and a nominating and corporate governance committee (the “Nominating Committee”). Each of the committees report to the Board.

Effective as of the Closing, the Board appointed Messrs. Best and Tuomi and Ms. Beard to serve on the Compensation Committee, with Mr. Best as chair. The Board appointed Messrs. Dorman and Strohm and Ms. Sperling to serve on the Audit Committee, with Mr. Dorman as chair. The Board appointed Messrs. Strohm and Dorman and Ms. Sperling to serve on the Nominating Committee, with Mr. Strohm as chair.

Executive Officers

Effective as of the Closing, Mr. Wallace resigned as Chairman and Chief Executive Officer of the Company and Mr. Mykhaylovskyy resigned as Chief Financial Officer of the Company. Effective as of the Closing, the Board appointed Mr. Haldeman to serve as Chief Executive Officer, Mr. Demetrios Barnes to serve as Chief Operating Officer, Mr. Isaiah DeRose-Wilson to serve as Chief Technology Officer, Mr. CJ Edmonds to serve as Chief Revenue Officer, Mr. Mitch Karren to serve as Chief Product Officer and Mr. Jonathan Wolter to serve as Chief Financial Officer. Biographical information for these individuals is set forth in the Proxy Statement/Prospectus in the section titled “Management of the Post-Combination Company Following the Business Combination” beginning on page 173, which is incorporated herein by reference.

Executive Compensation

The executive compensation of the Company’s named executive officers and directors is described in the Proxy Statement/Prospectus in the section entitled “Executive Compensation” beginning on page 181 thereof and that information is incorporated herein by reference.

Effective as of the Closing, with respect to Messrs. Haldeman, Barnes and DeRose-Wilson, the Board increased (i) the base annual cash compensations to $750,000, $300,000 and $325,000, respectively, (ii) the annual target bonuses to 125%, 50% and 60% of their base annual cash compensations, respectively, contingent upon meeting certain targets and (iii) the annual equity awards of restricted stock units with values of $2.5 million, $0.3 million and $0.4 million, respectively, one-fourth of each such award will vest on the 12-month anniversary thereof and the remaining will vest in equal monthly installments until vested in full. The foregoing cash bonuses and awards will be pro-rated for the fiscal 2021. In addition, in connection with the successful consummation of the Business Combination, Mr. Haldeman received a one-time grant of restricted stock units at Closing with a value of $1.0 million, one-third of which will vest on the 12-month anniversary thereof each year over three years.

Director Compensation

In connection with the consummation of the Business Combination, the Board approved the compensation for the Company’s non-employee directors who are determined not to be affiliated with the Company. Non-employee directors are eligible to receive annual cash compensation of $80,000 paid in four quarterly installments, subject to continued service (and pro-rated if services are not provided for the full year). In addition, non-employee directors will receive annual grants of restricted stock units with a value of $150,000 for each grant, which awards will generally be made at the time of the annual shareholder meeting and vest on the first to occur between the 12-month anniversary thereof and the next annual shareholder meeting. In connection with the Business Combination, non-employee directors will receive one-time grants of restricted stock unit awards with a value of $250,000, one-third of which will vest on the 12-month anniversary thereof each year over three years. The annual grants will be made for new directors, following initial appointment to the Board, provided that new director awards may be prorated if granted off-cycle. In addition to the foregoing, non-employee directors will be entitled to receive additional annual cash compensation in connection with their committee service, including (i) for the Audit Committee, $20,000 per year for the chair and $10,000 for each member; (ii) for the Compensation Committee, $15,000 per year for the chair and $7,500 for each member; and (iii) for the Nominating Committee, $10,000 for the chair and $5,000 for each member. Our lead independent director will be eligible to receive an annual cash compensation of $20,000 paid in four quarterly installments, subject to continued service (and pro-rated if services are not provided for the full year).

Compensation Committee Interlocks and Insider Participation

None of our executive officers serve as a member of a compensation committee (or other committee performing equivalent functions) of any entity that has one or more executive officers serving on our compensation committee.

Certain Relationships and Related Transactions

Certain Relationships and Related Person Transactions

Certain relationships and related person transactions are described in the Proxy Statement/Prospectus in the section entitled “Certain Relationships and Related Person Transactions” beginning on page 274 thereof and are incorporated herein by reference.

Risk Oversight

Our risk management oversight is described in the Proxy Statement/Prospectus in the section entitled “Management of the Post-Combination Company Following the Business Combination—Risk Oversight” beginning on page 179 thereof and that information is incorporated herein by reference.

Legal Proceedings

Reference is made to the disclosure regarding legal proceedings in the sections of the Proxy Statement/Prospectus entitled “Information About FWAA—Legal Proceedings” beginning on page 114 and “Information About SmartRent—Legal Proceedings” beginning on page 144 and the Current Report on Form 8-K filed with the SEC on August 17, 2021, both of which are incorporated herein by reference.

Market Price of and Dividends on the Registrant’s Common Equity and Related Stockholder Matters

Market Price and Dividend Information

The market price of and dividends on FWAA’s common equity and related stockholder matters is described in the Proxy Statement/Prospectus in the Section entitled “Market Price and Dividend Information” beginning on page 25 thereof and that information is incorporated herein by reference.

The Common Stock commenced trading on the NYSE under the symbol “SMRT” on August 25, 2021. FWAA’s Class A common stock ceased trading on the Nasdaq Stock Market LLC upon the close of trading on August 24, 2021.

Holders of Record

As of the Closing and following the completion of the Transactions, and after giving effect to the redemption of Initial Shares as described above and the consummation of the PIPE Investment, the Company had 193,716,196 shares of Common Stock outstanding held of record by 75 holders and no shares of preferred stock outstanding. Such amounts do not include DTC participants or beneficial owners holding shares through nominee names.

Securities Authorized for Issuance Under Equity Compensation Plans

Reference is made to the disclosure described in the Proxy Statement/Prospectus in the sections entitled “Proposal No. 6—The Equity Incentive Plan Proposal” beginning on page 95 thereof and “Proposal No. 7—The Employee Stock Purchase Plan Proposal” beginning on page 105 thereof, which are incorporated herein by reference. As described below, the SmartRent, Inc. 2021 Equity Incentive Plan (the “Equity Incentive Plan”), the SmartRent, Inc. 2021 Employee Stock Purchase Plan (the “ESPP”) and the material terms thereunder, including the authorization of the initial share reserve thereunder, were approved by FWAA’s stockholders at the Special Meeting.

Recent Sales of Unregistered Securities

Reference is made to the disclosure set forth under Item 3.02 of this Report relating to the issuance of Common Stock in connection with the Transactions, which is incorporated herein by reference.

Description of Registrant’s Securities to be Registered

The Company’s securities are described in the Proxy Statement/Prospectus in the section entitled “Description of Capital Stock of the Post-Combination Company” beginning on page 270 thereof and that information is incorporated herein by reference. As described below, the Company’s third amended and restated certificate of incorporation was approved by FWAA’s stockholders at the Special Meeting and became effective as of the Closing.

Indemnification of Directors and Officers

The indemnification of our directors and officers is described in the Proxy Statement/Prospectus in the section entitled “Certain Relationships and Related Party Transactions—Director and Officer Indemnification” beginning on page 278 thereof and that information is incorporated herein by reference.

Item 2.02	Results of Operations and Financial Condition.

On August 30, 2021, the Company issued a press release reporting second quarter results for fiscal 2021. A copy of the press release is furnished as Exhibit 99.4 to this Report and is incorporated into this Item 2.02 by reference.

The information in this Item 2.02, including Exhibit 99.4, shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”), except as shall be expressly set forth in such filing.

Item 3.02.	Unregistered Sales of Equity Securities.

At the Closing, the Company consummated the PIPE Investment. The disclosure under Item 2.01 of this Report relating to the PIPE Investment is incorporated into this Item 3.02 by reference.

The Company issued the foregoing securities under Section 4(a)(2) of the Securities Act, and/or Rule 506 of Regulation D promulgated under the Securities Act, as a transaction not requiring registration under Section 5 of the Securities Act. The parties receiving the securities represented their intentions to acquire the securities for investment only and not with a view to or for sale in connection with any distribution, and appropriate restrictive legends were affixed to the certificates representing the securities (or reflected in restricted book entry with the Company’s transfer agent). The parties also had adequate access, through business or other relationships, to information about the Company.

Item 3.03.	Material Modification to Rights of Security Holders.

The information set forth in Item 5.03 to this Report is incorporated herein by reference.

Item 4.01	Changes in Registrant’s Certifying Accountant.

(a)    Dismissal of independent registered public accounting firm.

On August 24, 2021, the Audit Committee dismissed WithumSmith+Brown, PC, FWAA’s independent registered public accounting firm prior to the Business Combination, as the Company’ independent registered public accounting firm.

The report of WithumSmith+Brown, PC on the financial statements of FWAA as of December 31, 2020, and for the period from November 23, 2020 (inception) through December 31, 2020 did not contain an adverse opinion or a disclaimer of opinion, and was not qualified or modified as to uncertainties, audit scope or accounting principles.

During the period from November 23, 2020 (inception) through December 31, 2020 and the subsequent interim period through June 30, 2021, there were no disagreements between FWAA and WithumSmith+Brown, PC on any matter of accounting principles or practices, financial disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of WithumSmith+Brown, PC, would have caused it to make reference to the subject matter of the disagreements in its reports on FWAA’s financial statements for such period.

During the period from November 23, 2020 (inception) through December 31, 2020 and the subsequent interim period through June 30, 2021, there were no “reportable events” (as defined in Item 304(a)(1)(v) of Regulation S-K under the Exchange Act).

The Company has provided WithumSmith+Brown, PC with a copy of the foregoing disclosures and has requested that WithumSmith+Brown, PC furnish the Company with a letter addressed to the SEC stating whether it agrees with the statements made by the Company set forth above. A copy of WithumSmith+Brown, PC’s letter, dated August 27, 2021, is filed as Exhibit 16.1 to this Report.

(b)    Disclosures regarding the new independent registered public accounting firm.

On August 24, 2021, the Audit Committee approved the engagement of Deloitte & Touche LLP (“Deloitte”) as the Company’s independent registered public accounting firm to audit the Company’s consolidated financial statements as of and for the year ending December 31, 2021 subject to Deloitte’s completion of its standard client acceptance procedures. Deloitte served as the independent registered public accounting firm of Legacy SmartRent. During the years ended December 31, 2020 and December 31, 2019 and the subsequent interim period through June 30, 2021, the Company did not consult with Deloitte with respect to (i) the application of accounting principles to a specified transaction, either completed or proposed, the type of audit opinion that might be rendered on our financial statements, and neither a written report nor oral advice was provided to us by Deloitte that was an important factor considered by us in reaching a decision as to any accounting, auditing or financial reporting issue, or (ii) any other matter that was the subject of a disagreement or a “reportable event.”

Item 5.01.	Changes in Control of the Registrant.

The information set forth above under Item 1.01 and Item 2.01 of this Report is incorporated herein by reference.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The information set forth above in the sections entitled “Directors and Officers,” “Executive Compensation,” “Certain Relationships and Related Transactions” and “Indemnification of Directors and Officers” in Item 2.01 to this Report is incorporated herein by reference.

As previously disclosed, at the Special Meeting, the stockholders of FWAA considered and approved the Equity Incentive Plan and ESPP which became effective immediately upon the Closing. Descriptions of the Equity Incentive Plan and the ESPP are included in the Proxy Statement/Prospectus in the sections entitled “Proposal No. 6—The Equity Incentive Plan Proposal” beginning on page 95 thereof and “Proposal No. 7—The Employee Stock Purchase Plan Proposal” beginning on page 105 thereof, which are incorporated herein by reference.

The foregoing description of the Equity Incentive Plan and ESPP is qualified in its entirety by the full text of the Equity Incentive Plan and the ESPP and the related forms of award agreements under the Equity Incentive Plan, which are attached hereto as Exhibits 10.9 and 10.10, respectively, and incorporated herein by reference.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On August 24, 2021, in connection with the consummation of the Transactions, the Company amended and restated its second amended and restated certificate of incorporation, effective as of the Closing (the “A&R Charter”), and amended and restated its bylaws (as amended, the “A&R Bylaws”) effective as of the Closing.

Copies of the A&R Charter and the A&R Bylaws are attached as Exhibit 3.1 and Exhibit 3.2 to this Report, respectively, and are incorporated herein by reference.

The material terms of each of the A&R Charter and the A&R Bylaws and the general effect upon the rights of holders of the Company’s capital stock are included in the Proxy Statement/Prospectus under the sections entitled “Proposal No. 2—The Charter Proposal,” “Proposal No. 3—The

Governance Proposal,” “Comparison of Stockholders’ Rights” and “Description of Capital Stock of the Post-Combination Company” beginning on pages 86, 89, 243, and 270 of the Proxy Statement/Prospectus, respectively, which are incorporated herein by reference.

Item 5.06	Change in Shell Company Status.

As a result of the Business Combination, the Company ceased being a shell company. Reference is made to the disclosure in the Proxy Statement/Prospectus in the section entitled “Proposal No. 1—The Business Combination Proposal” beginning on page 85 thereof, which is incorporated herein by reference. Further reference is made to the information contained in Item 2.01 of this Report.

Item 9.01.	Financial Statement and Exhibits.

(a)    Financial Statements of Businesses Acquired.

The audited consolidated financial statements of Legacy SmartRent as of and for the years ended December 31, 2020 and 2019 and the unaudited consolidated financial statements of Legacy SmartRent as of and for the three months ended March 31, 2021 and the related notes are included in the Proxy Statement/Prospectus beginning on page F-30 of the Proxy Statement/Prospectus, which is incorporated herein by reference.

The unaudited condensed consolidated financial statements of Legacy SmartRent as of and for the three and six months ended June 30, 2021 are set forth in Exhibit 99.1 hereto and are incorporated herein by reference.

(b)    Pro forma financial information.

The unaudited pro forma condensed combined financial information of the Company as of and for the year ended December 31, 2020 and as of and for the three months ended March 31, 2021 is included in the Proxy Statement/Prospectus in the section entitled “Unaudited Pro Forma Condensed Combined Financial Information” beginning on page 65 of the Proxy Statement/Prospectus, which is incorporated herein by reference.

The unaudited pro forma condensed combined financial information of the Company for the six months ended June 30, 2021 are set forth in Exhibit 99.2 hereto and are incorporated herein by reference.

(d)    Exhibits.

Exhibit Index

Exhibit No.	Description

2.1*	Merger Agreement, dated as of April 21, 2021, by and among the Company, Merger Sub and Legacy SmartRent (incorporated by reference to Exhibit 2.1 to the Company’s Current Report on Form 8-K, filed with the SEC on April 22, 2021).

2.2	Amendment No. 1 to Merger Agreement, dated as of July 23, 2021, by and among the Company, Merger Sub and Legacy SmartRent (incorporated by reference to Exhibit 2.1 to the Company’s Current Report on Form 8-K, filed with the SEC on July 26, 2021).

3.1	Third Amended and Restated Certificate of Incorporation.

3.2	Amended and Restated Bylaws.

4.1	Specimen Common Stock Certificate.

10.1	Amended and Restated Registration Rights Agreement, dated as of August 24, 2021, by and among the Company, the Sponsor and certain equityholders of Legacy SmartRent named therein.

10.2	Letter Agreement, dated February 4, 2021, by and among the Company, the Sponsor and certain former directors and officers of the Company (incorporated by reference to Exhibit 10.3 to the Company’s Current Report on Form 8-K, filed with the SEC on February 10, 2021).

10.3	Sponsor Agreement, dated April 21, 2021, by and among the Company, its former officers and directors, Legacy SmartRent and the Sponsor (incorporated by reference to Exhibit 10.2 to the Company’s Current Report on Form 8-K, filed with the SEC on April 22, 2021).

10.4	Support Agreement, dated April 21, 2021, by and among the Company, Legacy SmartRent and certain stockholders of Legacy SmartRent (incorporated by reference to Exhibit 10.3 to the Company’s Current Report on Form 8-K, filed with the SEC on April 22, 2021).

10.5	Form of Lock-Up Agreement (incorporated by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K, filed with the SEC on April 22, 2021).

10.6	Form of Subscription Agreement (incorporated by reference to Exhibit 10.4 to the Company’s Current Report on Form 8-K, filed with the SEC on April 22, 2021).

10.7	Form of Indemnification Agreement between the Company and each of the officers and directors of the Company (incorporated by reference to Exhibit 10.24 to Amendment No. 2 to the Company’s registration statement on Form S-4 (File No. 333-256144) filed with the SEC on July 26, 2021).

10.8†	SmartRent.com, Inc. Amended and Restated 2018 Stock Plan (incorporated by reference to Exhibit 10.12 to Amendment No. 2 to the Company’s registration statement on Form S-4 (File No. 333-256144) filed with the SEC on July 26, 2021).

10.9†	SmartRent, Inc. 2021 Equity Incentive Plan (incorporated by reference to Exhibit 10.13 to Amendment No. 2 to the Company’s registration statement on Form S-4 (File No. 333-256144) filed with the SEC on July 26, 2021).

10.10†	SmartRent, Inc. 2021 Employee Stock Purchase Plan (incorporated by reference to Exhibit 10.14 to Amendment No. 2 to the Company’s registration statement on Form S-4 (File No. 333-256144) filed with the SEC on July 26, 2021).

10.11†	Restricted Stock Units Agreement under the SmartRent, Inc. 2021 Equity Incentive Plan.

10.12†	Stock Option Agreement under the SmartRent, Inc. 2021 Equity Incentive Plan.

10.13†	Stock Option Agreement under the SmartRent.com, Inc. Amended and Restated 2018 Stock Plan.

10.14†	Restricted Stock Units Award Agreement under the SmartRent.com, Inc. Amended and Restated 2018 Stock Plan.

10.15†	Employment Agreement, dated as of March 16, 2021, by and between Legacy SmartRent and Lucas Haldeman (incorporated by reference to Exhibit 10.16 to Amendment No. 2 to the Company’s registration statement on Form S-4 (File No. 333-256144) filed with the SEC on July 26, 2021).

10.16†	Employment Agreement, dated as of March 16, 2021, by and between Legacy SmartRent and Demetrios Barnes (incorporated by reference to Exhibit 10.18 to Amendment No. 2 to the Company’s registration statement on Form S-4 (File No. 333-256144) filed with the SEC on July 26, 2021).

10.17†	Employment Agreement, dated as of March 16, 2021, by and between Legacy SmartRent and Christopher Jon Edmonds (incorporated by reference to Exhibit 10.19 to Amendment No. 2 to the Company’s registration statement on Form S-4 (File No. 333-256144) filed with the SEC on July 26, 2021).

10.18†	Employment Agreement, dated as of March 16, 2021, by and between Legacy SmartRent and Mitch Karren (incorporated by reference to Exhibit 10.20 to Amendment No. 2 to the Company’s registration statement on Form S-4 (File No. 333-256144) filed with the SEC on July 26, 2021).

10.19†	Employment Agreement, dated as of March 16, 2021, by and between Legacy SmartRent and Isaiah DeRose-Wilson (incorporated by reference to Exhibit 10.21 to Amendment No. 2 to the Company’s registration statement on Form S-4 (File No. 333-256144) filed with the SEC on July 26, 2021).

10.20	Administrative Support Agreement, dated March 17, 2021, by and between the Company and Fifth Wall Ventures Management, LLC (incorporated by reference to Exhibit 10.22 to Amendment No. 2 to the Company’s registration statement on Form S-4 (File No. 333-256144) filed with the SEC on July 26, 2021).

10.21	Confidential Consulting Agreement, dated as of August 13, 2020, by and between Legacy SmartRent and FLG Partners, LLC (incorporated by reference to Exhibit 10.23 to Amendment No. 2 to the Company’s registration statement on Form S-4 (File No. 333-256144) filed with the SEC on July 26, 2021).

16.1	Letter from WithumSmith+Brown, PC to the Securities and Exchange Commission.

21.1	Subsidiaries of the Company.

99.1	Unaudited condensed consolidated financial statements of Legacy SmartRent for the three and six months ended June 30, 2021.

99.2	Unaudited pro forma condensed combined financial information of the Company for the six months ended June 30, 2021.

99.3	Management’s discussion and analysis of the financial condition and results of operations of Legacy SmartRent as of and for the three and six months ended June 30, 2021.

99.4	Press Release dated August 30, 2021

104	Cover Page Interactive Data File (formatted as Inline XBRL).

* Certain of the exhibits and schedules to this Exhibit have been omitted in accordance with Regulation S-K Item 601(a)(5). The Company agrees to furnish a copy of all omitted exhibits and schedules to the SEC upon its request.

† Indicates a management contract or compensatory plan, contract or arrangement.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 30, 2021

SMARTRENT, INC.

By:	/s/ Lucas Haldeman
Name:	Lucas Haldeman
Title:	Chief Executive Officer